UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2007
Osteotech, Inc.
(Exact name of registrant as specified in its charter)
0-19278
(Commission File Number )

Delaware	13-3357370
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
51 James Way, Eatontown, New Jersey 07724
(Address of principal executive offices, with zip code)
(732) 542-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 2.02 Results of Operation and Financial Condition
     On May 9, 2007, Osteotech, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
     The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Osteotech, Inc. dated May 9, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.
Date: May 9, 2007	By:	/s/ Mark H. Burroughs
Mark H. Burroughs,
Executive Vice President, Chief Financial Officer

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